Exhibit 10.23b

AMENDMENT NO. 2
TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 dated as of July 20, 2015 (this “Amendment”), is made to the Amended and Restated Credit Agreement dated as of May 21, 2013 (as heretofore amended, supplemented or otherwise modified, including pursuant to Amendment No. 1 dated as of July 15, 2014, the “Credit Agreement”), among CENTENE CORPORATION (the “Company”), the financial institutions from time to time party thereto (the “Lenders”) and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Lenders have agreed to extend credit to the Company under the Credit Agreement on the terms and subject to the conditions set forth therein.

WHEREAS, the Company has notified the Lenders and the Administrative Agent that it has entered into the HN Acquisition Agreement (as defined below) and intends to consummate the HN Acquisition (as defined below).

WHEREAS, the Company has requested that the Lenders and the Administrative Agent consent to amend certain provisions of the Credit Agreement to permit the HN Escrow Transactions (as defined below).

WHEREAS, the Lenders whose signatures appear below, constituting the Required Lenders, and the Administrative Agent have agreed to so amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Definitions. Capitalized terms used in this Amendment and not otherwise defined are used herein as defined in the Credit Agreement.

2.     Amendment of Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)     Section 1.1 of the Credit Agreement is amended by inserting the following definitions in proper alphabetical order:

“HN” means Health Net, Inc., a Delaware corporation.

“HN Acquisition” means the acquisition by the Company of all of the issued and outstanding equity interests of HN pursuant to the HN Acquisition Agreement.

“HN Acquisition Agreement” means the Agreement and Plan of Merger, dated as of July 2, 2015, by and among the Company, Chopin Merger Sub I, Inc., Chopin Merger Sub II, Inc. and HN.

“HN Closing Date” means the date on which the HN Acquisition is consummated.

“HN Escrow Transactions” means, collectively, the issuance and sale by a Permitted Escrow Subsidiary of one or more series of HN Acquisition Notes in a public offering or in a Rule 144A or other private placement on or before the HN Closing Date and the Permitted Escrow Transactions, and all activities incidental thereto.

“HN Acquisition Notes” means senior unsecured (except as contemplated by the definition of “Permitted Escrow Transactions”) notes of a Permitted Escrow Subsidiary in an aggregate principal amount not to exceed $2,670,000,000 issued and sold to (a) provide a portion of the cash consideration payable for the HN Acquisition and to consummate the other transactions contemplated by the HN Acquisition Agreement, (b) finance consent fees, if any, in connection with a consent solicitation with respect to HN’s 6.375% Senior Notes due 2017 and the related indenture to obtain from the requisite holders thereof an agreement that the change of control repurchase rights shall not apply with respect to the HN Acquisition contained therein (the “Change of Control Waiver”), (c) prepay all of the existing and outstanding indebtedness of HN and its subsidiaries outstanding under the Credit Agreement dated as of October 24, 2011 (as amended prior to the date hereof, the “Acquired Company Credit Agreement”), among HN, the lenders party thereto and Bank of America, N.A., as administrative agent and terminate the Acquired Company Credit Agreement, (d) repurchase HN’s 6.375% Senior Notes due 2017 pursuant to the required change of control offer if the Change of Control Waiver is not obtained, (e) pay fees, commissions and expenses in connection with the foregoing and (f) finance ongoing working capital requirements and other general corporate purposes.

“Permitted Escrow Funds” means, with respect to any HN Acquisition Notes issued prior to the HN Closing Date, the sum of (a) the aggregate cash proceeds received by a Permitted Escrow Subsidiary from the issuance and sale of such HN Acquisition Notes, plus (b) cash and cash equivalents (including U.S. government securities) deposited to prefund interest accruing on such HN Acquisition Notes for the escrow period provided in the escrow agreement applicable to such HN Acquisition Notes, plus, (c) all premium, fees, expenses or other amounts payable in connection with the HN Escrow Transactions, plus, in each case, any interest or other earnings thereon and all proceeds or products of the foregoing.

“Permitted Escrow Subsidiary” means a wholly-owned limited purpose Subsidiary of the Company formed solely for the purposes of, and that solely engages in, the HN Escrow Transactions; provided that such Permitted Escrow Subsidiary (a) has no assets or liabilities other than (i) cash and cash equivalents (including U.S. government securities) constituting Permitted Escrow Funds and (ii) obligations under the HN Acquisition Notes or otherwise arising out of the Permitted Escrow Transactions and (b) is merged into or consolidated with the Company (with the Company as the surviving Person) substantially contemporaneously with the consummation of the HN Acquisition, with the Company assuming (including by operation of law) such Permitted Escrow Subsidiary’s obligations under the HN Acquisition Notes upon consummation of such merger or consolidation.

“Permitted Escrow Transactions” means, with respect to any HN Acquisition Notes issued prior to the HN Closing Date, (a) the establishment by a Permitted Escrow Subsidiary of a segregated escrow account under the sole control of the trustee for such HN Acquisition Notes or other escrow agent reasonably acceptable to the Administrative Agent pursuant to a customary escrow agreement, which shall provide for the termination of such escrow and the discharge and release of the related Liens permitted by clause (c) below upon satisfaction of certain conditions or the occurrence of certain events, (b) the depositing of the Permitted Escrow Funds with respect to the HN Acquisition Notes into such escrow account substantially contemporaneously with the issuance of such HN Acquisition Notes and (c) the granting by the Permitted Escrow Subsidiary of a Lien on such escrow account and the Permitted Escrow Funds in favor of the trustee for such HN Acquisition Notes, for the ratable benefit of the holders of such HN Acquisition Notes and, if applicable, the initial purchasers or underwriters thereof, and all activities incidental thereto.

(b)     Section 1.1 of the Credit Agreement is hereby amended by restating in its entirety each of the following definitions therein to read as set forth below for such definition:

“Funded Debt” means all Debt of the Company and its Subsidiaries, determined on a consolidated basis, that matures more than one year from the date of its creation (or is renewable or extendible, at the option of such Person, to a date more than one year from such date), but excluding Debt of any Permitted Escrow Subsidiaries.

“Interest Expense” means for any period the consolidated interest expense of the Company and its Subsidiaries for such period (including all imputed interest on Capital Leases), but excluding interest expense of any Permitted Escrow Subsidiaries.

“Loan Party” means the Company and each of its Subsidiaries (direct or indirect, whether now existing or hereafter created) separately, excluding any Dormant Subsidiary or Permitted Escrow Subsidiary so long as such Subsidiary qualifies as a Dormant Subsidiary or Permitted Escrow Subsidiary, respectively, hereunder, and excluding the Centene Plaza Subsidiary and the Centene Plaza Phase II Subsidiary, but specifically including those listed on Schedule 1.1(b); provided that (a) the Centene Plaza Subsidiary may become a Loan Party after the repayment in full of the NML Loan and (b) the Centene Plaza Phase II Subsidiary may become a Loan Party after the repayment in full of the Centene Plaza Phase II Debt. The Company agrees that any Subsidiary which is a Dormant Subsidiary or Permitted Escrow Subsidiary will automatically become a Loan Party hereunder without any further action if at any time such Subsidiary ceases to be a Dormant Subsidiary or Permitted Escrow Subsidiary, respectively.

“Total Debt” means all Debt of the Company and its Subsidiaries, determined on a consolidated basis, excluding (a) contingent obligations in respect of Indirect Obligations (except to the extent constituting Indirect Obligations in respect of Debt of a Person other than any Loan Party), (b) Hedging Obligations, (c) Debt of the Company to Loan Parties and Debt of Loan Parties to the Company or to other Loan Parties, (d) contingent obligations in respect of undrawn letters of credit and (e) Debt of any Permitted Escrow Subsidiaries.

(c)     Section 11.14 of the Credit Agreement is amended by inserting "(other than a Permitted Escrow Subsidiary)" immediately after "its Subsidiaries".

(d)     Section 13.1(b) of the Credit Agreement is amended by inserting "(other than the HN Acquisition Notes issued by a Permitted Escrow Subsidiary)" immediately after "any Debt of the Company or any of its Subsidiaries".

3.     Representations and Warranties. The Company hereby represents and warrants to each Lender and the Administrative Agent that:

(a)     The execution, delivery and performance by the Company of this Amendment is within the Company’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

(b)     No consent or approval of any Governmental Authority or any other Person is required for the Company to execute, deliver and perform this Amendment (other than any consent or approval which has been obtained, which is in full force and effect).

(c)     Each of the representations and warranties made by the Company or any Loan Party in the Credit Agreement or any Loan Document, as applicable, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality, in all respects) on and as of the Amendment Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date which shall be true as of such earlier date).

(d)     No Unmatured Event of Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

4.     Confirmation of Loan Documents. The Company confirms and ratifies all of its obligations under the Credit Agreement and each Loan Document to which it is a party.

5.     Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received counterparts of this Amendment (which may include facsimile transmission or other electronic transmission of a signed counterpart) duly executed by the Company, the Required Lenders and the Administrative Agent.

6.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. On and after the Amendment Effective Date, references in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” and “this Credit Agreement” (and indirect references such as “hereunder,” “hereby,” “herein,” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. This Amendment is deemed to be a “Loan Document” for the purposes of the Credit Agreement.

7.     Miscellaneous. The jurisdiction and waiver of right to trial by jury provisions in Sections 15.18 and 15.19 of the Credit Agreement are incorporated herein by reference mutatis mutandis. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (including “.pdf”, “.tif” or similar format) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

CENTENE CORPORATION,

By
/s/ William N. Scheffel
Name: William N. Scheffel
Title: EVP & CFO

BARCLAYS BANK PLC,
as Administrative Agent and Lender,

By
/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
CENTENE CORPORATION CREDIT AGREEMENT

Lender: CITIBANK, N.A.

By
/s/ Rosanna Valenzuela
Name: Rosanna Valenzuela
Title: Vice President

For any Lender requiring a second signature
line:

By
Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
CENTENE CORPORATION CREDIT AGREEMENT

FIFTH THIRD BANK,

By
/s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

For any Lender requiring a second signature
line:

By
Name:
Title:

                                 LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
CENTENE CORPORATION CREDIT AGREEMENT

Lender: MUFG UNION BANK, N.A.

By
/s/ Teuta Ghilaga
Name: Teuta Ghilaga
Title: Director

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
CENTENE CORPORATION CREDIT AGREEMENT

Lender: REGIONS BANK,

By
/s/ Joseph A. Miller
Name: Joseph A. Miller
Title: Managing Director

For any Lender requiring a second signature
line:

By
Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
CENTENE CORPORATION CREDIT AGREEMENT

Lender: SUNTRUST BANK,

By
/s/ Mary E. Coke
Name: Mary E. Coke
Title: Vice President

For any Lender requiring a second signature
line:

By
Name:
Title:

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
CENTENE CORPORATION CREDIT AGREEMENT

Lender: U.S. BANK NATIONAL
ASSOCIATION,

By
/s/ David C. Mruk
Name: David C. Mruk
Title: Senior Vice President

LENDER SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
CENTENE CORPORATION CREDIT AGREEMENT

Lender: WELLS FARGO BANK, NATIONAL
ASSOCIATION,

By
/s/ Wallace Saunders
Name: Wallace Saunders
Title: Managing Director

For any Lender requiring a second signature
line:

By
Name:
Title: